UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 23, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, Oklahoma	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Success Entertainment Group International, Inc. is referred to herein as “we”, “our”, or “us”.

Section 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On July 23, 2020, we entered into an Equity Purchase Agreement (the “Agreement”) with Peak One Opportunity Fund, L.P., a Delaware Limited Partnership (“Peak One”), giving us the option to sell up to $10,000,000 worth of our common stock to Peak One (the “Maximum Commitment Amount”), in increments, over the period ending twenty-four (24) months after the date the Registration Statement is deemed effective by the SEC (the “Commitment Period”). Additionally, we are required to issue 750,000 shares of our common stock (the “Commitment Shares”) to Peak One and its affiliate as a commitment fee in connection with the execution of the Agreement.

We also have entered into a Registration Rights Agreement with Peak One on July 23, 2020, requiring us to file a S-1 Registration Statement providing for the registration of our common stock that result from our selling to Peak One an indeterminate number of shares up to an aggregate purchase price of $10,000,000 and the subsequent resale by Peak One of such shares. The Registrable Securities also include the Commitment Shares.

The foregoing describes the material terms of the Agreement and the Registration Rights agreement does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the copy of these documents, which are filed herein as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Equity Purchase Agreement, dated July 23, 2020 between the Company and Peak One Opportunity Fund, L.P.

10.2	Registration Rights Agreement, dated July 23, 2020 between the Company and Peak One Opportunity Fund, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2020	By:	/s/ William Robinson
William Robinson
CEO, Secretary, and Director

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